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                                                                      EXHIBIT 32

                                 CERTIFICATIONS

         On November 8, 2004, Questcor Pharmaceuticals, Inc. filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 (the "Form 10-Q") with the Securities and Exchange Commission. Pursuant to 18 U.S.C.
Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications are being made to accompany the Form 10-Q:

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

         Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Questcor Pharmaceuticals, Inc. (the "Company") hereby certifies, to such officer's knowledge, THAT:

(i) the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2004 (the "Report") fully complies with the requirements of
Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 8, 2004                  /s/ R. Jerald Beers
                                         -----------------------
                                         R. Jerald Beers
                                         Principal Executive Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

    CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

         Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Questcor Pharmaceuticals, Inc. (the "Company") hereby certifies, to such officer's knowledge, THAT:

(i) the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2004 (the "Report") fully complies with the requirements of
Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 8, 2004                  /s/ Timothy E. Morris
                                         ---------------------
                                         Timothy E. Morris
                                         Principal Executive Officer and
                                         Chief Financial Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.